SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

   Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Waste Management, Inc. (the “Company”) held on May 12, 2020, a total of 367,426,884 shares of the Company’s common stock, out of a total of 423,627,187 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. The proposals set forth below were voted on by the Company’s stockholders. Each of the director nominees were elected, and the Company’s stockholders approved each of proposals 2, 3 and 4.

1. Election to the Company’s Board of Directors of the following eight director nominees:

Name	Number of Affirmative Votes	Number of Negative Votes	Abstentions	Broker Non-Votes
Frank M. Clark, Jr.	299,155,493	13,127,073	424,930	54,719,388
James C. Fish, Jr.	308,997,590	3,302,060	407,846	54,719,388
Andrés R. Gluski	310,290,557	1,958,991	457,948	54,719,388
Victoria M. Holt	181,760,684	129,447,656	1,449,156	54,719,388
Kathleen M. Mazzarella	302,942,559	9,296,867	468,070	54,719,388
William B. Plummer	306,728,291	5,521,207	457,998	54,719,388
John C. Pope	267,406,110	44,873,819	427,567	54,719,388
Thomas H. Weidemeyer	291,161,110	21,107,629	438,757	54,719,388

2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstentions
359,784,976	6,944,739	697,169

3. Approval, by non-binding vote, of the Company’s executive compensation as described in the Company’s 2020 proxy statement:

For	Against	Abstentions	Broker Non-Votes
297,892,941	13,378,394	1,436,161	54,719,388

4. Approval to amend and restate the Company’s Employee Stock Purchase Plan to authorize additional shares for issuance:

For	Against	Abstentions	Broker Non-Votes
309,572,986	2,396,101	738,409	54,719,388

Item 8.01	Other Events.

On May 13, 2014, the stockholders of the Company approved adoption of the Waste Management, Inc. 2014 Stock Incentive Plan (the “Plan”). On May 12, 2020, the Board of Directors of the Company amended the Plan to provide that any future shares surrendered in payment of the exercise price or purchase price of an award pursuant to the Plan, and any future shares withheld for payment of applicable employment taxes and/or withholding obligations associated with an award pursuant to the Plan, shall be deemed issued and shall no longer be available for the grant of another award under the Plan. This description is qualified in its entirety by reference to the First Amendment to the Plan, filed herewith as Exhibit 10.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit Number	Description
10.1	Waste Management, Inc. Employee Stock Purchase Plan (As Amended and Restated Effective May 12, 2020)

10.2	First Amendment to the Waste Management, Inc. 2014 Stock Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: May 15, 2020	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Executive Vice President, Corporate Development and Chief Legal Officer